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                                                                   Exhibit 10.73

              AMENDMENT TO LOAN AND SECURITY AGREEMENT NO. 0001969

         THIS AMENDMENT(the "Amendment") dated as of May 1, 1999, is entered into by and between DVI FINANCIAL SERVICES INC. ("Lender") and HEALTHCARE IMAGING SERVICES, INC. ("Borrower").

BACKGROUND

         A. Lender and Borrower have entered into that certain Loan and Security Agreement No. 0001969 dated as of September 30, 1998, to be effective October 1, 1998, as amended by a Loan Modification Agreement dated December , 1999 (collectively, the "LOAN AGREEMENT").

         B. At Borrower's request, Lender has agreed to modify the terms of the Loan Agreement in accordance with the terms and conditions hereof.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. MATURITY DATE. All references contained in the Loan Agreement to the term "Maturity Date" shall hereafter refer to the date August 1, 1999.

         2. EFFECT OF AMENDMENT. All terms and conditions of the Loan Agreement not expressly modified hereby shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         3. INCONSISTENCIES. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall prevail.

         4. GOVERNING LAW. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any principles of conflicts of law).

DVI FINANCIAL SERVICES INC.                    HEALTHCARE IMAGING SERVICES INC.

By: /s/Gerald A. Hayes, Jr.                    By: /s/Elliott H. Vernon
   ----------------------------                    ----------------------
Name:  Gerald A. Hayes, Jr.                    Name:  Elliott H. Vernon
Title: Vice President                          Title: Chairman/CEO
       Chief Credit Officer

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